Sanara MedTech Overview
(Nasdaq: SMTI)

December 2022

Sanara MedTech
Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the "Company," "Sanara," "we," "our" or "us"). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such "anticipates," "believes," "contemplates," "continue," "could," "estimates," "expect," "forecast," "guidance," "intend," "may," "plan," "possible," "potential," "predicts," "preliminary," "projects," "seeks," "should," "targets," "will," or "would," or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include, among others, statements regarding the potential benefits created by the Precision Healing merger, the Scendia acquisition and the InfuSystem partnership, the anticipated impact of the Precision Healing merger, the Scendia acquisition and InfuSystem partnership on Sanara's business and future financial and operating results, Sanara's ability to license and distribute Scendia products, the development of new products, the anticipated timing of new product introductions, the regulatory process and expansion of the Company's business. These items involve risks, contingencies and uncertainties such as uncertainties associated with the development and process for obtaining regulatory approval for new products, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Company Overview

Sanara MedTech
Evidence Based Healing

Company Highlights

Disruptive surgical company delivering a comprehensive suite of products and technologies across the continuum of care with a focus on lowering costs and improving outcomes

Large untapped surgical and chronic wound care **addressable market** with **expansion potential** through new product introductions

Compelling value proposition for all care settings with **favorable and improving reimbursement,** enabling potential cost savings with shorter healing times

Robust organic R&D pipeline supports a healthy expected cadence of potential new product launches **and opportunistic M&A** could **meaningfully accelerate growth over time**

Attractive financial profile with **double-digit revenue growth, strong gross margins** and **a prudent capital deployment strategy**

Proven leadership team with a solid track record of executing in the surgical and chronic wound spaces

A Disruptive Surgical Products and Technologies Company

Sanara MedTech

Sanara is Focused on Lowering Costs and Improving Outcomes Across the Continuum of Care.

$300M	$13.0M	83%	$10M
Market Cap[(1)]	*Q3 22 Revenue*	*Q3 2022 GM*	*Cash (as of 9/30/22)*

2018

Catalyst Group Inc. acquires controlling stake in Sanara MedTech

2019

First year during which the Company generated >$1 million in monthly sales

Raised $10 million in private placement of common stock

2020

Sanara uplists to Nasdaq Capital Market

Initial Sanara investment made in Precision Healing Inc.

2021

$32 million in public offering of common stock

Rochal asset acquisition completed

First sales month >$2 million

Cook Biotech Inc. products launched

2022

Zach Fleming appointed CEO

Acquisition of Precision Healing Inc.

Scendia Biologics, LLC acquisition

First month with >$4 million in monthly sales

2023+

Planned BIASURGE product launch

Expected full launch of the Comprehensive Wound and Skin Strategy

(1) As of 12/14/2022.

Sanara's Six Wound Care and Surgical Site Therapy Focus Areas

Sanara's strategy is to create a value proposition through the use of efficacious products and services in the appropriate care settings for wound and skin care.

Debridement

- Debrider that leverages the body's own enzymes and moisture
- Licensed from Rochal Industries
- Currently under development

Biofilm Removal

- The Rochal Biofilm Solution Set, BIAKŌS, consists of a cleanser and gel which initially disrupt biofilm and kill >99% of bacteria on contact. After 24 hours, a complete kill has been accomplished preventing biofilm regrowth
- The cleanser and gel are both cleared by the FDA under separate 510(k)s
- Commercially available

Hydrolyzed Collagen

- HYCOL and CellerateRX gel and powder are Activated Collagen Peptide products cleared by the FDA as medical devices for use on all acute and chronic wounds (excluding third degree burns)
- Penetrates faster into the wound and surgical incision site than native collagen
- Commercially available

Advanced Biologics

- Products marketed and sold under an exclusive agreement with Cook Biotech
- Scendia Biologics products
- Commercially available

Negative Pressure Wound Therapy Products

- Irrigation solution used to remove and prevent biofilm reformation while allowing the wound to receive the full benefit of NPWT
- Commercially available
- Recently announced partnership with InfuSystem

Oxygen Delivery System Segment of the Healthcare Industry

- Novel technologies to improve oxygen perfusion to the wound bed to allow new tissue formation and advance the healing process
- Currently under development

Large Untapped Addressable Market

Addressable Market

$1.3 Billion	+	$2.0 Billion	=	$3.3 Billion
Advanced Dressings U.S. Market **~6%** 5-Yr CAGR(1)		**Wound Biologics** U.S. Market **~7.5%** 5-Yr CAGR(1)		**Sanara** Addressable Market in the U.S.

Key Market Drivers

Aging population

Growing prevalence of health conditions that can lead to wounds

Cardiovascular Disease

Diabetes

Obesity

(1) 2021-2026E CAGR.
Source: SmartTRAK Advanced Wound Care – U.S. Market Report, June 2022.

Surgical and Chronic Wound Disruptive Strategies

Sanara MedTech
Evidence Based Healing

Surgical Wound Disruptive Strategies

The industry needs to minimize post-acute care costs, while improving patient clinical outcomes

Surgical Wound Market

- Surgical Wounds are the largest Medicare spend area in wound care totaling $11.7B (including cost of infections)[(1)]
- 15.3M surgeries in the U.S. each year (excluding ocular surgery), 7.8M in ASCs and 7.5M in hospitals[(2)]
- 2-4% is the average published rate of surgical site infection/complication across all surgery types[(3)]

Our Focus

- Reduce the economic and clinical burden of post-operative wound complications
- ~1M Arthroplasties performed annually in the U.S. (hip and knee replacements)
  - 370k hips and 680k knees annually[(4)]
- Surgical Wound dehiscence across all surgical specialties is a major cause of patient mortality
  - leading to a 61% higher rate of re-admission[(5)]
  - $40,000+ in average additional hospital charges[(5)]

Future Market Growth

- By year 2030, total hips and knee procedures are projected to grow by 171% and 189%, respectively[(4)]
- Revision hip and knees (when initial implantation must be re-done) is expected to increase by 140% and 190%, respectively[(4)]
- In the U.S., over 73% of adults are overweight and over 40% are considered obese, a major risk factor for unimpaired healing[(6)]

(1) "Chronic Wounds: Economic Impact and costs to Medicare" by Alliance of Wound Care Stakeholders.
(2) "Surgeries in Hospital-Based Ambulatory Surgery and Hospital Inpatient Settings, 2014" by Claudia A. Steiner, M.D., M.P.H., Zeynal Karaca, Ph.D., Brian J. Moore, Ph.D., Melina C. Imshaug, M.P.H., and Gary Pickens, Ph.D.
(3) Patient Safety Network.
(4) "Projected Volume of Primary and Revision Total Joint Replacement in the U.S. 2030 to 2060" by American Academy of Orthopaedic Surgeons.
(5) "Consensus Document" by World Union of Wound Healing Societies.
(6) https://www.cdc.gov/nchs/fastats/obesity-overweight.htm

Chronic Wound Care Disruption

Sanara MedTech

The industry is in need of a wound care solution that lowers costs through decreased hospitalizations and improved outcomes.

What is the Wound Care Industry Missing Today?

- Early, accurate diagnosis and intervention
- Comorbidity recognition and management
- Education / standard of care for primary providers
- Access to specialty wound care
- Product and service innovation
- Value-based reimbursement models
  - Current FFS model incentivizes high-cost treatments
  - Efficacy and outcomes not aligned with reimbursement
- Transitional care strategies (vs. episodic care)

- Hospitals (3-5 days)
- LTAC (28 days)
- SNF (21/100 days)
- Home Health (60 days)

→ No continuum of care ownership of the wound patient → Inconsistent treatment plans throughout the continuum

Technology and Services Solutions Strategic Vision

- Diagnostic technology that accurately predicts wound healing trajectory and risk
- Evidence-based clinical decision support across the continuum of care
- Data-based clinical alerts for early risk recognition, adverse outcome prevention, and reduced hospital readmissions
- Cost-effective, advanced product formulary and protocols to minimize care variability (No current gold standards of care)
- Ability to provide timely products to the point of care
- Detailed clinical and financial reporting to monitor outcomes and aid in strategic decision making
- 24/7 access to national wound care specialists via telemedicine-based virtual consultations

SMTI Surgical Division

Sanara MedTech
Evidence Based Healing

Surgical Products

Key Stats *as of Q3 2022*						
	Q3 TTM Revenue	$37M	Hospitals/ASCs Using CellerateRX®	662[1]	Field Sales Managers	36
	CellerateRX® Geographic Coverage	28 States[2]	Hospitals/ASCs Approved to Use CellerateRX®	1,714	1099 Representatives	1,000+

Select Product Offerings

CellerateRX® Surgical Activated Collagen



FORTIFY TRG® Tissue Repair Graft



FORTIFY FLOWABLE® ECM



TEXAGEN® Amniotic Membrane Allograft


TEXAGEN

BiFORM® Bioactive Moldable Matrix



AMPLIFY™ Verified Inductive Bone Matrix



ALLOCYTE™ Advanced Cellular Bone Matrix



(1) This number includes facilities where CellerateRX® was sold by Sanara in the TTM ended September 30, 2022 and by Scendia since its acquisition in July 2022.
(2) Number based on a minimum of $50,000 revenue in the TTM ended September 30, 2022.
Note: Statistics are representative of the TTM period ended September 30, 2022.

Company Growth Profile

Quarterly Historical Revenue Growth

$ in millions



$5.0
$6.3
$5.8
$7.0
$7.8
$9.7
$13.0
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22 (1)
5%
25%
(7%)
21%
11%
24%
35%

Percentages reflect Q/Q Growth

Purchasing Accounts & Approved Hospitals to Use CellerateRX®



850
900
990
1,100
1,250
1,580
1,714
337
386
418
471
562
590
662
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Accounts CellerateRX® was sold in the TTM
Approved facilities to sell CellerateRX®

Revenue by State(2)



Greater than $5M
Between $1M and $5M
Between $0.5M and $1M
Between $0 and $0.5M

(1) Includes Scendia product sales since its acquisition on July 1, 2022.
(2) Net revenues for the nine months ended 9/30/22.
Note: TTM = Trailing Twelve Months.

SMTI Wound and Virtual Consult Strategy

Sanara MedTech
Evidence Based Healing

Sanara MedTech
A Comprehensive Solution for Wound Care

Sanara is a provider of products and technologies for surgical and chronic wounds dedicated to improving patient outcomes.

The components of Sanara's offering are complementary and promote improved outcomes.

Proprietary Diagnostics	• Designed to quantify key biomarkers that dictate the trajectory of wound healing and identify deficiencies to guide treatment.
Virtual Consults (Wound and Dermatology)	• Virtual consult services for wound care and dermatology provided by experienced specialized physicians/clinicians
Proprietary Products	• Products that improve patient outcomes by addressing multiple conditions that impact wound healing in Sanara's six focus areas
WounDerm EMR	• Proprietary EMR and app developed specifically for wound care and dermatology • Offers wound tracking analytics, recommended treatments/decision support, and automated referrals

Sanara Solution	Disruption Compared to Current Standard of Care
Precision Healing Diagnostics	• Expected to capture more biomarkers than competing products • Expected to capture both bacterial load and host response
MGroup and DirectDerm Virtual Consults	• Access to specialized wound and dermatology physicians/clinicians utilizing proprietary products and eventually proprietary treatment algorithms
Proprietary Products	• Highly efficacious products supported by studies with proven results healing wounds
WounDerm EMR	• Expected to allow providers the ability to follow the patient across all care settings.

Sanara MedTech Portfolio
Innovative, Comprehensive, Complementary

Diagnostics/Treatment Algorithms

- Under development
- Novel and disruptive approach to unmet need in the care of skin and chronic wounds
- Allows for development of advanced virtual care pathways with scalable patient access and treatment algorithms

Precision Healing

EMR and Mobile App

- Under development
- Provider to patient interface
- Capabilities include:
  - Wound tracking analytics
  - Recommended treatment plans
  - Efficient revenue cycle workflows
- Data used to develop algorithms to better treat wounds and drive product development

WounDerm

Virtual Consult

- **MGroup Strategies**
  - Wound Care virtual consult services
  - Licensed in 50 states
- **DirectDerm**
  - Dermatology virtual consult services
  - Perform 5,000+ consults per month
- Ability to triage consumer, recommend and prescribe products and expedite on-site care if needed

DirectDerm™ Expert Diagnosis. Personal Care.
Mgroup Strategies Healthcare Solutions

Research and Development

- In-house R&D team
- Core Capabilities
  - Product scale-up, FDA-compliant quality management system, manufacturing (Contract Manufacturing Organization), biocompatibility testing, performance testing, stability testing, regulatory support, clinical testing

Rochal Technologies
A Sanara MedTech Inc. Company

Sanara Products

- Highly efficacious products for use by physicians and clinicians across the continuum of care
- **Hydrolyzed Collagen**
  - CellerateRX® Surgical Powder and Gel
  - HYCOL® Powder and Gel
- **BIAKŌS™ Antimicrobial Products**
  - Skin and Wound Cleanser/Gel/Irrigant
- **Scendia Biologics Product Portfolio**

Sanara MedTech
Evidence Based Healing

Additional Partnership Products

- **FORTIFY TRG™ Tissue Repair Graft**
  - Ideal for reinforcement of soft tissue
- **FORTIFY FLOWABLE™ Extracellular Matrix**
  - Provides a natural, complex ECM scaffold for cellular invasion and capillary growth

Research and Development

Sanara
MedTech
Evidence Based Healing

R&D Divisions: Rochal Technologies & Precision Healing

	ROCHAL TECHNOLOGIES	PRECISION HEALING
Overview	• A leader in commercializing technology innovations in wounds, skin care, and burns • Ability to manage product development from concept to commercialization • 17 employees, including 11 scientists/engineers	• A leader in diagnostics of wounds, skin care from concept to commercialization • 9 scientists/engineers mostly from MIT teamed with Harvard Med school, MIT, and the University of Miami faculty
Core Capabilities	• Product Scale-up • FDA-compliant quality management system • Manufacturing (Contract Manufacturing Organization) • Supplier Development • Biocompatibility Testing • Performance Testing • Stability Testing • Regulatory Support • Clinical Testing • Supply Chain Management • Pipeline Management	• Optical and biochemistry technology • Machine learning • Image processing • AI and clinical data analysis • Early-stage hardware development • Manufacturing management

Note: Employee headcount is as of September 30, 2022.

Pipeline of Anticipated New Product Introductions

Product	Anticipated Launch	Description
Next Gen CellerateRX® and HYCOL®	TBD	Enhanced hydrolyzed collagen products for targeted wound healing
BIASURGE™ Antimicrobial Surgical Wash	2023	Prevent development of surgical site infection and biofilm formation without harming tissue
Precision Healing Multispectral Imager	2023	Spatial wound state classification based on key wound biochromes
Lateral Flow Assay	2023	Biomarker assessment of wound state directly extracted from bandage materials
Appliflo	2023	CellerateRX® applicator device for easier application and usage
Antimicrobial Skin Protectant	2024	Antimicrobial liquid bandage product for use on damaged skin
Precision Healing Multispectral Imager 2.0	2024	Spatial wound state classification based on key wound biochromes with expanded claims
Lateral Flow Assay 2.0	2024	Biomarker assessment of wound state directly from wound exudate samples extracted from bandage materials
Debrider	2025	Applied to the wound as powder creating hydrogel on wound surface to facilitate removal of necrotic tissues
Antimicrobial CellerateRX®	2025	Hydrolyzed collagen with addition of antimicrobial to help reduce infections and enhance natural wound healing process

Future Research Goals

- ***Targeted peptide-based surgical / wound care panel of products (including products for unique needs)***
- ***Different formats for delivery of targeted peptides and other actives – e.g., novel biomaterials, material processing techniques***
- ***Next generation antimicrobial products to treat biofilm-based and antibiotic-resistant microbes***
- ***Utilization of what we know and learn (Precision Healing and WounDerm data) to develop new products with a clear market need***

Financial Overview

Sanara MedTech
Evidence Based Healing

Q3 2022 Financial Highlights

Sanara MedTech

Overview

- **Revenue**
  - For the quarter, the Company generated net revenues of $13.0 million compared to net revenues of $5.8 million for the three months ended September 30, 2021 representing a 124% increase from the prior year period.
  - Third quarter revenues included $3.0 million of Scendia sales.

- **SG&A**
  - SG&A expenses for the three months ended September 30, 2022, were $12.1 million, as compared to $6.9 million for the three months ended September 30, 2021.
  - The higher SG&A expenses in the third quarter of 2022 were primarily due to direct sales and marketing expenses, which accounted for approximately $3.9 million, or 75% of the increase compared to prior year.
    - The higher direct sales and marketing expenses were primarily attributable to an increase in sales commissions of $3.1 million as a result of higher product sales, and $0.5 million of increased costs as a result of sales force expansion, and $0.3 million of costs related to travel and operational support.
- **Net Loss**
  - We had a net loss of $1.5 million for the three months ended September 30, 2022, compared to a net loss of $2.0 million for the three months ended September 30, 2021.
  - Net loss positively impacted by the recognition of a non-cash income tax benefit of $1.7 million related to purchase accounting for the Scendia acquisition.

- **Cash Balances at end of quarter (in millions)**
  - $22.4 (Q3-21), $18.7 (Q4-21), $16.1 (Q1-22), $12.7 (Q2-22), $10.3 (Q3-22)

Questions

Sanara MedTech
Evidence Based Healing